MainStay Retirement 2030 Fund	Summary Prospectus February 26, 2010 as revised on January 1, 2011
Class/Ticker	A MRTTX	I MRTIX	R1 MRTOX	R2 MRTUX	R3 MRTVX	Investor MRTFX
MS30RF01a-01 11

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund by going online to mainstayinvestments.com/documents, by calling 800-MAINSTAY (624-6782) or by sending an e-mail to MainStayShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 26, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. "2030" in the Fund's name refers to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Fund. The Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor's account in the Fund gradually after retirement.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the MainStay Funds. More information about these and other discounts is available from your financial professional and in the "Information on Sales Charges" section on page 60 of the Prospectus and in the "Alternative Sales Arrangements" section on page 122 of the Statement of Additional Information.

	Investor Class	Class A	Class I	Class R1	Class R2	Class R3
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's daily net assets)[1]	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None	None	0.25%	0.50%
Other Expenses	1.35%	0.66%	0.66%	0.75%	0.75%	0.76%
Acquired (Underlying) Fund Fees and Expenses	1.07%	1.07%	1.07%	1.07%	1.07%	1.07%
Total Annual Fund Operating Expenses[2]	2.77%	2.08%	1.83%	1.92%	2.17%	2.43%
Fee Recoupments / Waivers / Reimbursements[2]	(1.22)%	(0.63)%	(0.63)%	(0.62)%	(0.62)%	(0.63)%
Total Annual Fund and Underlying Fund Operating Expenses After Recoupments / Waivers / Reimbursements[2]	1.55%	1.45%	1.20%	1.30%	1.55%	1.80%
1

New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive its management fee to 0.00%. This waiver may be modified or terminated only with Board approval. Without this waiver the actual management fee would be 0.10% of the Fund's average daily net assets.

2

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse expenses of the appropriate class of the Fund so that the total ordinary operating expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I,0.125%; Class R1, 0.225%; Class R2, 0.475%; and Class R3, 0.725%. New York Life Investments may recoup the amount of certain management fee waivers or expense reimbursements from the Fund if it does not cause the Fund to exceed existing expense limitations and the recoupment is made during the term of the agreement. Any recoupment amount is generally applied within a fiscal year. This agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement. Prior to August 1, 2009, the Fund had a different expense limitation arrangement in place.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example takes into account the impact of the waiver/expense reimbursement and/or recoupment amounts pursuant to the expense limitation agreement for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses after	Investor Class	Class A	Class I	Class R1	Class R2	Class R3

1 year	$699	$689	$122	$132	$158	$183
3 years	$1,253	$1,109	$514	$543	$619	$697
5 years	$1,831	$1,552	$932	$979	$1,108	$1,239
10 years	$3,395	$2,781	$2,096	$2,193	$2,455	$2,719

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a "fund of funds," meaning that it seeks to achieve its investment objective by investing primarily in mutual funds managed by New York Life Investments ("affiliated Underlying Funds") or mutual funds managed by an advisor not affiliated with New York Life Investments ("unaffiliated Underlying Funds") if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, the "Underlying Funds").

The Fund seeks to achieve its investment objective by normally investing approximately 20% (within a range of 10% to 30%) of its assets in Underlying Fixed Income Funds and approximately 80% (within a range of 70% to 90% of its assets in Underlying Equity Funds. The Underlying Equity Funds may consist of approximately 19% (within a range of 9% to 29%) of international equity funds. The asset mix will progressively reduce equity exposure and become more conservative during the ten years after the retirement target date, when it will become approximately 40% equities (within a range of 30% and 50%) and 60% fixed income (within a range of 50% and 70%). New York Life Investments, the Fund's Manager, may change the asset class allocations within the ranges stated above, the portfolio of Underlying Funds, or the target weighting without prior approval from shareholders.

New York Life Investments uses a two-step asset allocation process to create the Fund's portfolio. The first step is a strategic asset allocation to determine the percentage of the Fund's investable portfolio (meaning the Fund's assets available for investment, other than working cash balances) to be invested in Underlying Funds in two broad asset classes — equity and fixed income.

The following chart illustrates the target allocation of the Fund among the asset classes as of January 1, 2010 and how the target investment allocation of the Fund will change over time as the Fund approaches its target retirement date of 2030, and continues to change, becoming more conservative over a period of time after retirement (approximately ten years). Target allocations and/or actual holdings may vary from time to time, although these variations are not expected to be large or frequent.

The second step in the portfolio construction process involves the actual selection of Underlying Funds to represent the two broad asset classes indicated above and determination of target weightings among the Underlying Funds for the Fund's portfolio. To provide broad diversification, the Fund may invest in Underlying Funds which invest in sub-asset classes, including U.S. and international equity styles (large-, mid- and small-cap, as well as growth, value, and blended styles) and fixed income sectors (investment grade, high yield, bank loan, international, emerging market and inflation-protected bonds), as well as other sub-asset classes (Real Estate Investment Trusts ("REITs"), commodities, and market neutral strategies). The Fund may invest in any or all of the Underlying Funds within an asset class, but will not normally invest in every Underlying Fund at one time. Selection of individual Underlying Funds is based on several factors, including past success, total portfolio characteristics (e.g., size, style, credit quality and duration) and assessment of current holdings (e.g., valuation data, earnings growth, technical indicators and quality metrics).

New York Life Investments monitors the Fund's portfolio daily to ensure the Fund's actual asset class allocation among the Underlying Funds continues to conform to the Fund's target allocation over time and may periodically adjust target asset class allocations based on various quantitative and qualitative data relating to the U.S. and international economies, securities markets, and various segments within those markets. For cash management purposes or in response to adverse market or other conditions, the Fund may, regardless of its normal asset class allocation, temporarily hold all or a portion of its assets in U.S. government securities, money market funds, cash or cash equivalents.

The Underlying Funds can buy many types of equity and debt securities, including those issued by U.S. issuers and to a more limited extent, issued by foreign issuers. Such investments could have a positive or adverse effect on the Underlying Funds' performance, which in turn, could have a similar effect on the Fund's performance. In times of unusual or adverse market, economic or political conditions, these securities in which the Underlying Funds may invest may experience higher than normal default rates. In connection with the asset allocation process, the Fund may from time to time, invest more than 25% of its assets in one Underlying Fund.

Principal Risks

Loss of Money Risk: Before considering an investment in the Fund, you should understand that you could lose money. An investment in the Fund is not guaranteed, and you may experience losses near, at or after the target date and there is no guarantee that the Fund will provide adequate income at and through an investor's retirement. The Fund's level of risk will depend on its investment allocation in the Underlying Funds. Among the principal risks of the Underlying Funds, which could adversely affect the performance of the Fund, are:

Market Changes Risk: The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or poor security selection, which could cause the Fund to underperform other funds with similar objectives.

Credit Risk: Credit risk is the risk that the issuer of a fixed income security may be unable to make principal and interest payments when they are due.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers' ability to anticipate such changes that can adversely affect the value of the Underlying Fund's holdings. Opportunities for greater gain often come with greater risk of loss.

Exchange Traded Fund ("ETF") Risk: The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund's investment in ETFs. ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Fixed-Income Securities Risk: Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Underlying Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Foreign Securities Risk: Investing in securities of foreign issuers involves more risk than investing in securities of U.S. issuers. Such risks include: fluctuating currency values; less liquid trading markets; greater price volatility; political and economic instability; less publicly available information about issuers; changes in U.S. or foreign tax or currency laws; and change in monetary policy. The risk of foreign securities investing is likely to be greater in emerging market countries than in countries with developed securities markets and more advanced regulatory regimes.

Growth Securities Risk: The principal risk of investing in growth securities is that investors may expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Bond Risk: High yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher quality debt securities. Such securities may, under certain circumstances be less liquid than higher rated debt securities and also may be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Interest Rate Risk: When interest rates rise, the prices of fixed income securities in an Underlying Fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in an Underlying Fund 's portfolio generally will rise.

Leverage Risk: By investing the proceeds received from selling securities short, an Underlying Fund is employing a form of leverage, which creates special risks. The use of leverage may increase an Underlying Fund's exposure to long equity positions and make any change in the Underlying Fund's NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that an Underlying Fund will leverage its portfolio, or if it does, that the Underlying Fund's leveraging strategy will be successful. An Underlying Fund cannot guarantee that the use of leverage will produce a higher return on an investment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing an Underlying Fund from selling these illiquid securities at an advantageous time or price.

Market Risk: The value of the securities in which an Underlying Fund invests may decline due to changing economic, political or market conditions or disappointing earnings results.

Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities therefore will be more volatile than other fixed income securities with shorter maturities because changes in interest rates are increasingly difficult to predict over longer periods of time. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities.

Mortgage-Related and Asset-Backed Securities Risk: Investments in mortgage-related securities and asset-backed securities are subject to prepayment risk, which is the risk that, if interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of an Underlying Fund's investments. On the other hand, if interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise and increase the potential for the Underlying Fund to lose money. If these securities are prepaid they may have to be replaced with lower-yielding securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved.

Real Estate Investment Trust Risk: Investments in REITs carry many of the risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, REITs are dependent on management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Short Sales Risk: If a security sold short increases in price, an Underlying Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. An Underlying Fund may have substantial short positions and may borrow those securities to make delivery to the buyer. An Underlying Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, an Underlying Fund may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons.

When borrowing a security for delivery to a buyer, an Underlying Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. An Underlying Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Underlying Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when an Underlying Fund is unable to borrow the same security for delivery. In that case, the Underlying Fund would need to purchase a replacement security at the then-current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Until an Underlying Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Underlying Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, an Underlying Fund must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation. This may limit an Underlying Fund's investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Smaller Company Risk: Stocks of small capitalization companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects, and greater spreads between bid and ask prices than stocks of larger companies. Smaller capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

Value Securities Risk: The risk of investing in value stocks is that they may never reach what the Underlying Fund's investment manager believes is their full value, or that they may go down in value. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of that company's securities may decline or may not approach the value that the portfolio manager anticipates.

Recent Market Events Risk: Domestic and international markets have experienced a period of acute stress starting in the financial sector and then moving to other sectors of the world economy. This stress has resulted in extreme volatility in equity markets and stock prices. In some cases, the prices of certain stocks have declined sharply even though the financial condition or prospects of that company remain sound. These market conditions add significantly to the risk of short-term volatility of the Fund.

Debt markets have recently experienced a period of high volatility that negatively impacted market liquidity and prices. The concerns, which initially focused on subprime mortgage backed securities, expanded to include derivatives, securities assets and other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Many investors were forced to liquidate positions to satisfy margin calls, further pressuring asset prices. Although debt markets may experience a period of relatively lower volatility in the near term, the markets remain uncertain and periods of high volatility may return. These market conditions may adversely affect an Underlying Fund's investments and hamper its ability to sell debt securities or to purchase suitable debt instruments.

Asset Allocation Risk

Although allocation among different asset classes generally limits the Fund's exposure to the risks of any one class, the risk remains that New York Life Investments may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the Fund, through its holdings of Underlying Funds, were invested primarily in stocks, it would perform poorly relative to a portfolio invested primarily in bonds. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters.

Concentration Risk

To the extent that the Fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the Fund. Similarly, the extent to which an Underlying Fund invests more than 25% of its assets in a single industry or economic sector may also adversely impact the Fund, depending on the Fund's level of investment in that Underlying Fund.

Conflicts of Interest

Potential conflicts of interest situations could occur. For example, New York Life Investments may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. In addition, the portfolio manager may have an incentive to select certain Underlying Funds due to compensation considerations. Moreover, a situation could occur where proper action for the Fund could be adverse to the interest of an Underlying Fund or vice versa.

The Fund may invest in unaffiliated Underlying Funds through an investment platform maintained by New York Life Investments. Unaffiliated Underlying Funds or their affiliates may pay New York Life Investments a fee in connection with their participation on this platform. In addition, unaffiliated Underlying Funds may pay service fees of up to 0.15% of average daily net assets attributable to investments by the Fund to NYLIM Service Company LLC ("MainStay Investments"), the Fund's transfer agent, for shareholder and subaccounting services in connection with the Fund's investments in the unaffiliated Underlying Funds. MainStay Investments will use any such fees collected to offset or reduce the other expenses of the Funds, including the Fund's expenses for transfer agency services. New York Life Investments has procedures in place to monitor the selection process of unaffiliated Underlying Funds. Payment of service fees are not considered as part of the selection process.

The Manager and portfolio managers have a fiduciary duty to the Fund to act in the Fund's best interests when selecting Underlying Funds. Under the oversight of the Board of Trustees (the "Board"), the Manager will carefully analyze any such situation and take all steps believed to be necessary to minimize and, where possible, eliminate potential conflicts.

Large Transaction Risks

To minimize disruptions to the operations of the Fund and the Underlying Funds, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Fund shares. New York Life Investments generally does not initiate transactions with the Underlying Funds unless it determines that more substantial adjustments to the Fund's investments are appropriate to align the Fund's portfolio with existing target allocations or implement changes to the target allocations. When New York Life Investments determines to initiate a transaction with an Underlying Fund, it coordinates directly with the managers of the Underlying Fund to ensure that the transactions are accommodated efficiently and in a cost effective manner, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect New York Life Investments' ability to fully implement the Fund's investment strategies.

Past Performance

The following bar chart and tables indicate some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the life of the Fund. Sales loads are not reflected in the bar chart. If they were, returns would be less than those shown. The average annual total returns table shows how the Fund's average annual total returns (before and after taxes) for the one-year period and for the life of the Fund compare to those of three broad-based securities market indices. The Fund has selected the S&P 500® Index as its primary benchmark index. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The Fund has selected the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index as its secondary benchmark index. The MSCI EAFE Index consists of international stocks representing the developed world outside of North America. The Fund has selected the Barclays Capital U.S. Aggregate Bond Index as an additional benchmark index. The Barclays Capital U.S. Aggregate Bond Index consists of the following other unmanaged Barclays Capital indices: the Government Bond Index, Corporate Bond Index, MBS Index, and ABS Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment grade and have a fixed rate coupon, a remaining maturity of at least one year, and a par amount outstanding of at least $250 million.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund commenced operations on June 29, 2007. Class R2 shares were first offered to the public on June 29, 2007, although this class of shares did not commence operations until January 8, 2009. Therefore, performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009. Class R3 shares were first offered to the public on June 29, 2007, although this class of shares did not commence operations until May 1, 2008. Therefore, performance figures for Class R3 shares include the historical performance for Class A shares through April 30, 2008. Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008. The performance for newer share classes is adjusted for differences in certain contractual expenses and fees. Unadjusted, the performance shown for the newer classes might have been lower. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Annual Returns, Class I Shares

(by calendar year 2008-2009)

Best Quarter
2Q/09	14.91%
Worst Quarter
4Q/08	-17.81%

Average Annual Total Returns
(for the periods ended December 31, 2009)
	1 year	Life of Fund
Return Before Taxes
Investor Class	20.42%	-7.63%
Class A	20.42%	-7.61%
Class I	27.84%	-5.25%
Class R2	27.42%	-5.57%
Class R3	26.99%	-5.79%
Return After Taxes on Distributions
Class I	27.33%	-5.71%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	18.28%	-4.64%
S&P 500® Index
(reflects no deductions for fees, expenses, or taxes)	26.46%	-9.19%
MSCI EAFE® Index
(reflects no deductions for fees, expenses, or taxes)	31.78%	-10.92%
Barclays Capital U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses, or taxes)	5.93%	6.88%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investments serves as the Fund's Manager and provides day-to-day portfolio management services for the Fund.

Manager	Portfolio Managers	Service Date
New York Life Investment Management LLC	Jae Yoon, Senior Managing Director	Since January 2011
	Jonathan Swaney, Director	Since 2007

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial intermediary or other financial institution, or by contacting the Fund by telephone at 800-MAINSTAY (624-6782), by mail at MainStay Investments, P.O. Box 8401, Boston, MA 02266-8401 or by accessing our website at mainstayinvestments.com. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class shares, $25,000 for Class A shares and $5,000,000 for individual investors in Class I shares investing directly (i) with MainStay Investments; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC or its affilates. A subsequent investment minimum of $50 applies to investments in Investor Class shares. However, for Investor Class shares purchased through AutoInvest, a monthly systematic investment plan, a $500 initial investment minimum ($50 for subsequent purchases) applies. Class R1, Class R2, Class R3 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information. For additional information about compensation to financial intermediaries, please see the section entitled "Compensation to Dealers" in the "Shareholder Guide" section on page 64 of the Prospectus.

For more information call 800-MAINSTAY (624-6782) or visit our website at mainstayinvestments.com.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY, 10010, provides investment advisory products and services.